Exhibit 99.3

NASDAQ: HMSY

Q4 and Full Year 2007 Investor Call

Robert M. Holster, CEO

William C. Lucia, President

Walter D. Hosp, CFO

Contact:

Christine Rogers

ir@hmsy.com

212.857.5986

Safe Harbor Statement

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “Reform Act”). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY’s dependence on significant customers; (iv) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY’s business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors;
(vi) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii) all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY’s filings with the SEC, including HMSY’s Form 10-K for the year ended December 31, 2006.  HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When/if used in this presentation, the words “focus,” “believe,”
“confident,” “anticipate,” “expected,” “strong,” “potential,” and similar expressions are intended to identify forward-looking statements, and the above described risks inherent therein.

Q4 and Full Year 2007 Earnings Call

Discussion Outline

Q4 and full year 2007 financial performance

New business

Looking forward to 2008

2008 guidance

Q & A

Q4 and Full Year 2007 Earnings Call

Consolidated Statements of Income ($ in thousands)

           Three Months Ended December 31

2007

2006

Revenue

            $41,668

       $33,621

Cost of Services:

    Compensation

              16,255

13,609

    Data Processing

2,916

2,031

    Occupancy

2,965

2,156

    Direct project costs

6,023

5,624

    Other operating costs

4,790

2,733

    Amortization of related intangibles

1,162

3,593

          Total cost of services

   $34,111

        $29,746

Operating income

             $7,557

           $3,875

Net interest (expense)/ income

(371)

(535)

Income before income taxes

              $7,186

           $3,340

Income taxes

3,150

1,475

Income from continuing operations

4,036

1,865

Discontinued operations:

Income from discontinued operations

         -

        -

          Net income

             $4,036

          $ 1,865

Q4 and Full Year 2007 Earnings Call

Consolidated Statements of Income ($ in thousands)

Year Ended

December 31

2007                               2006

Revenue

           $146,651

     $87,940

Cost of Services:

    Compensation

               57,137

       38,547

    Data Processing

               10,026

         6,812

    Occupancy

                 9,411

         6,322

    Direct project costs

               21,866

       13,849

    Other operating costs

               15,288

         8,165

    Amortization of related intangibles

                 4,642

         6,420

          Total cost of services

            $118,370

      $80,115

Operating income

             $28,281

       $7,825

Net interest (expense)/ income

               (1,732)

            672

Income before income taxes

             $26,549

       $8,497

Income taxes

               11,593

         3,588

Income from continuing operations

               14,956

         4,909

Discontinued operations:

Income from discontinued operations

                       -

            416

          Net income

             $14,956

       $5,325

Q4 and Full Year 2007 Earnings Call

Condensed Balance Sheets ($ in thousands)

December 31, 2007

December 31, 2006

Assets

Current assets:

        Cash and cash equivalents and short-term investments

                  $21,275

                  $12,527

        Accounts receivable, net

                     39,704

                     30,930

        Prepaid expenses and other current assets

                        3,970

                        5,352

               Total current assets

                  $64,949

                  $48,809

Property and equipment, net

                     16,496

                     12,160

Other non-current assets

                  106,655

                      96,274

Total assets

            $188,100

            $157,243

Liabilities and Shareholders' Equity

Current liabilities:

        Accounts payable, accrued expenses and other liabilities

                  $21,539

                  $15,670

        Current portion of long-term debt

                        6,300

                        7,875

               Total current liabilities

                     27,839

                     23,545

Long-term debt

                     17,325

                     23,625

Other liabilities

                        4,187

                        3,166

Total liabilities

                  $49,351

                  $50,336

Total shareholders' equity

                  138,749

                  106,907

Total liabilities and shareholders' equity

            $188,100

            $157,243

Q4 and Full Year 2007 Earnings Call

Condensed Statements of Cash Flow ($ in thousands)

Year Ended

December 31

2007                  2006

Net income

      $14,956

        $ 5,325

Net cash provided by operating activities

        28,233

                 17,519

Net cash used in investing activities

(26,462)

(42,755)

Net cash provided by financing activities

         6,977

                  33,706

Net (decrease)/ increase in cash and cash
equivalents

      $ 8,748

                $ 8,470

Net cash provided by discontinued operations

         -

                           416

Cash / cash equivalents at beginning of period

            $12,527

                  $3,641

Cash / cash equivalents at end of period

            $21,275

              $12,527

Q4 and Full Year 2007 Earnings Call

Q4 and Full Year 2007 Earnings Call

EBITDA Reconciliation ($ in thousands)

Three Months Ended

December 31,

2007

2006

        Net income

              $4,036

              $1,865

        Net interest expense (income)

                        371

535

        Income taxes

                 3,150

1,475

        Depreciation and amortization, net of deferred
        financing costs included in net interest expense

                 2,796

                 4,636

Earnings before interest, taxes, depreciation
and amortization  (EBITDA)

       $10,353

$8,511

        Share based compensation expense

                        753

                        639

Adjusted EBITDA

       $11,106

            $9,150

State Government

New Jersey TPL

West Virginia SCHIP

Managed Care

Network Health

Expanded scope: Centene and Molina

Federal

CMS Audit/Medicaid Integrity Contractor

New Business

Q4 and Full Year 2007 Earnings Call

Looking forward to 2008

State level reform bogged down

Twenty states projecting FY 2009 budget deficits

Still stuck with financial burden of uninsured

Rising unemployment drives Medicaid #s and $s

Medicaid spending insulated from cuts by FFP

SCHIP and Medicaid expansion likely next year

Feds see Medicare as primary fiscal threat

Favorable environment for HMS

Q4 and Full Year 2007 Earnings Call

2008 Guidance

Q4 and Full Year 2007 Earnings Call

Appendix: EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization and adjusted
EBITDA represents EBITDA adjusted for share based compensation expense. EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between HMSY and other companies. EBITDA is also a useful measure of the company’s ability to service debt and is one of the measures used for determining debt covenant compliance.  In addition, because of the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation expense from EBITDA enhances the ability of management and investors to compare our core operating results over multiple periods with those of other companies.  Management believes
EBITDA and adjusted EBITDA information is useful to investors for these reasons. Both EBITDA and adjusted EBITDA are non-GAAP financial measures and should not be viewed as an alternative to GAAP measures of performance. Management believes the most directly comparable
GAAP financial measure is net income and has provided a reconciliation of EBITDA and adjusted
EBITDA to net income in this presentation.

Q4 and Full Year 2007 Earnings Call

NASDAQ: HMSY